SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 15, 2004


                         STERLING EQUITY HOLDINGS, INC.
               (Exact name of registrant as specified in Charter)


           Nevada                         0-33239               88-0485488
--------------------------------    ---------------------    -------------------
  (State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation or organization)                            Identification No.)


                        1600 Airport Freeway, Suite 370
                              Bedford, Texas 76022
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  817-358-0551
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.     Completion of Acquisition or Disposition of Assets

On December 15, 2004, Sterling Equity Holdings, Inc. (the "Company") completed the sale of its interest in its property known as 4719-3735 South Congress, consisting of approximately 1.14 acres with improvements located in Austin, Texas, which property was leased by the Company to agencies of the State of Texas. The property was sold to SAGA Building, LLP, an unaffiliated third party. The sale price of the property was $1,200,000 in cash.

Item 9.01.     Financial Statements and Exhibits.

     (b)  Pro forma financial information

          Pro forma financial information required by Item 9.01(b) is not included in this report. Pro forma financial information will be furnished by amendment to this report.

     (c)  Exhibits

          10.1 Commercial Earnest Money Contract, dated February 24, 2004, for 4719-4735 South Congress

          10.2 Amendment to Commercial Earnest Money Contract, dated June 18, 2004, for 4719-4735 South Congress

          10.3 Second Amendment to Commercial Earnest Money Contract, dated November 5, 2004, for 4719-4735 South Congress

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STERLING EQUITY HOLDINGS, INC.

Dated:  December 17, 2004
                                          By: /s/ Thomas Mathew
                                              Thomas Mathew
                                              President

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